UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

Cool Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8875 Hidden River Pkwy, Suite 300 Tampa, Florida	33637
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 975-7467

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2020, the Board of Directors of Cool Technologies, Inc. (the “Company”) appointed Steven P. Wilburn to serve as a director of the Company. Mr. Wilburn is an engineering executive who has 40 plus years of professional experience in the fields of alternative energy and water treatment. In 2004, Mr. Wilburn founded FirmGreen, Inc., an integrated energy company participating in virtually all aspects of the global green energy business. Since then, Mr. Wilburn has served as the chairman and Chief Executive Officer of FirmGreen, Inc. In 2014, Mr. Wilburn founded VerdeWatts, LLC, an energy storage and management solutions company, and has served the managing member of VerdeWatts since its founding. From 2016 until 2018 Mr. Wilburn served on the inaugural Trade and Finance Advisory Committee.

Mr. Wilburn served in the United States Marine Corps during the Vietnam War from 1967 to 1970 with honor and distinction. Mr. Wilburn does not have a family relationship with any of the executive officers or directors of the Company.

There are no arrangements or understandings between Mr. Wilburn and any other persons pursuant to which he was selected as a director.

On December 9, 2019, Steve Wilburn joined the Company’s Strategic Advisory Board whose members consult and advise on Cool Technologies’ strategic commercialization plan.

There are no transactions pursuant to which Mr. Wilburn has an interest requiring disclosure under Item 404(a) except as follows: on December 16, 2019, the Company signed a cross-marketing and non-exclusive licensing agreement with FirmGreen Inc. of which Mr. Wilburn is the chairman and Chief Executive Officer and VerdeWatts, LLC., of which Mr. Wilburn is the managing member. Pursuant to the agreement, the Company and both FirmGreen and VerdeWatts each granted the other a royalty-free, non-exclusive license to certain patents. Each license is subject to certain future negotiation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cool Technologies, Inc.
(Registrant)

Date: January 17, 2020	/s/ Timothy Hassett
Timothy Hassett
Chairman and CEO (Principal Executive Officer)

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